UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: March 25, 2009

(Date of Earliest Event Reported)

Clarient, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-22677	75-2649072
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

31 Columbia, Aliso Viejo, California		92656
(Address of Principal Executive Offices)		(Zip Code)

(949) 425-5700

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Clarient, Inc. is filing this Amendment No. 1 to its Current Report on Form 8-K filed with the Securities and Exchange Commission on March 27, 2009 (the “Original 8-K”) in order to include the schedules, exhibits and other similar attachments to the contract filed as Exhibit 10.1 to the Original 8-K.  Except for the amendments described above, this Amendment No. 1 on Form 8-K/A does not modify or update in any way the Original 8-K.

Item 9.01  Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description
3.1**	Certificate of Designations for Series A Convertible Preferred Stock filed March 26, 2009.
3.2**	Certificate of Elimination for Series C Preferred Stock and Series D 5% Cumulative Convertible Preferred Stock filed March 26, 2009.
10.1†	Stock Purchase Agreement, dated as of March 25, 2009, by and between Clarient, Inc. and Oak Investment Partners XII, Limited Partnership.
10.2**	Registration Rights Agreement, dated as of March 26, 2009, by and between Clarient, Inc. and Oak Investment Partners XII, Limited Partnership.
10.3**	Form of Indemnification Agreement entered into with Ms. Ann H. Lamont and Mr. Andrew Adams effective as of March 26, 2009.
10.4**	Amendment to Securities Purchase Agreement, dated March 26, 2009, entered into between Clarient, Inc. and Safeguard Delaware, Inc.
10.5**	First Amendment and Consent to the Second Amended and Restated Senior Subordinated Revolving Credit Agreement, dated March 26, 2009 entered into between the Company and Safeguard Delaware, Inc.
10.6**

Stockholders Agreement dated March 26, 2009 by and among Safeguard Delaware, Inc., Safeguard Scientifics, Inc., Safeguard Scientifics (Delaware), Inc., and Oak Investment Partners XII, Limited Partnership.

10.7**	Pledge and Security Agreement dated March 26, 2009 by and among Clarient, Inc. and Comerica Bank.
99.1**	Press Release of Clarient, Inc., dated March 26, 2009.

†	Filed herewith
**	Previously filed

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clarient, Inc.

Date: July 16, 2009	By:	/s/ Raymond J. Land
	Name:	Raymond J. Land
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1**	Certificate of Designations for Series A Convertible Preferred Stock filed March 26, 2009.

3.2**	Certificate of Elimination for Series C Preferred Stock and Series D 5% Cumulative Convertible Preferred Stock filed March 26, 2009.

10.1†	Stock Purchase Agreement, dated as of March 25, 2009, by and between Clarient, Inc. and Oak Investment Partners XII, Limited Partnership.

10.2**	Registration Rights Agreement, dated as of March 26, 2009, by and between Clarient, Inc. and Oak Investment Partners XII, Limited Partnership.

10.3**	Form of Indemnification Agreement entered into with Ms. Ann H. Lamont and Mr. Andrew Adams effective as of March 26, 2009.

10.4**	Amendment to Securities Purchase Agreement, dated March 26, 2009, entered into between Clarient, Inc. and Safeguard Delaware, Inc.

10.5**	First Amendment and Consent to the Second Amended and Restated Senior Subordinated Revolving Credit Agreement, dated March 26, 2009 entered into between the Company and Safeguard Delaware, Inc.

10.6**

Stockholders Agreement dated March 26, 2009 by and among Safeguard Delaware, Inc., Safeguard Scientifics, Inc., Safeguard Scientifics (Delaware), Inc., and Oak Investment Partners XII, Limited Partnership.

10.7**	Pledge and Security Agreement dated March 26, 2009 by and among Clarient, Inc. and Comerica Bank.

99.1**	Press Release of Clarient, Inc., dated March 26, 2009.

†	Filed herewith

**	Previously filed